UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Chartwell Small Cap Value Fund
 (Class A: CWSVX)
(Class I: CWSIX)

Chartwell Short Duration High Yield Fund
(Class A: CWFAX)
(Class I: CWFIX)

ANNUAL REPORT
October 31, 2014

Chartwell Small Cap Value Fund
Chartwell Short Duration High Yield Fund
Each a series of Investment Managers Series Trust

Table of Contents

Chartwell Small Cap Value Fund
Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Chartwell Short Duration High Yield Fund
Letter to Shareholders	14
Fund Performance	17
Schedule of Investments	18
Statement of Assets and Liabilities	22
Statement of Operations	23
Statement of Changes in Net Assets	24
Financial Highlights	25
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	35
Supplemental Information	36
Expense Examples	40

This report and the financial statements contained herein are provided for the general information of the shareholders of the Chartwell Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Chartwell Investment Partners
Institutional and Private Asset Management

Small Cap Value Fund
Fiscal Year End Review

Dear Fellow Shareholder:

The Chartwell Small Cap Value Fund registered good results during the fiscal year ended October 31, 2014.  Absolute returns were good in a more uncertain market environment and performance relative to the benchmark was also good as the fund return exceeded the Russell 2000 Value Index by nearly two percent at NAV.

Performance

	Calendar
	Quarter Ended	Fiscal Year Ended
	9/30/2014	10/31/2014
CWSVX with maximum sales load	-13.77%	3.31%
CWSVX at NAV	-8.53%	9.58%
Russell 2000 Value Index	-8.58%	7.89%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling (888) 995-5505 or by visiting www.cipfunds.com.

Maximum sales charge for Class A shares is 5.75%. Shares redeemed within 30 days of purchase will be charged a 2.00% redemption fee.

Market environment

Equity market gains leveled off and were more volatile in late 2013 and throughout 2014.  The real economy continued its trend of steady, moderate growth.  Unemployment and layoffs eased but labor force participation lagged and wage gains were tepid.  Consumer spending grew moderately with auto sales strong but housing activity more muted.  Private economy growth overcame slower government spending, improving the budget deficit.  The Federal Reserve’s purchases of securities slowed and ended though short-term interest rates continue to be pegged at low levels and longer-term rates fell.  Outside the U.S., the majority of economies slowed, including Europe, Japan and China, adding to investor angst.  Interest-sensitive and healthcare sectors led the small-cap market while energy was the weakest by far due to falling crude oil prices late in the period.

1235 Westlakes Drive, Suite 400  • Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

Performance discussion

The fund matched the market for much of the year and then performed very strongly in the last two months, pulling ahead of the Russell 2000 Value Index benchmark on good stock selection.  The fund’s focus on companies of somewhat higher quality than the benchmark, that is, those with higher returns on equity and assets, better growth prospects, stronger balance sheets and more stable earnings, was a modest tailwind during the year.

As is common for our investment approach, stock selection was the primary driver of outperformance relative to the benchmark.  Sector allocation was actually a small detractor.  Three sectors, financial services, consumer services and basic industry accounted for the majority of the superior stock selection.  In financials, the fund’s bank holdings outpaced the benchmark by a good margin posting solid growth, our sole life insurer continued to post good results and our railcar leasing company did very well.  Outstanding performance in our single restaurant holding and continued success with an apparel manufacturer paced our consumer services sector.  Selection in the basic industry sector was very good as we avoided the weakest commodity-oriented industries and reaped nice gains in our specialty industrial positions.  Subpar stock selection among our hardware and software holdings in technology and our oil service positions in energy detracted from relative performance.

Outlook

The fund retains its historical higher-quality tilt relative to the benchmark, a strategy we have employed since its inception.  This philosophy proved effective in the recent year’s more volatile market, as it has in most markets. As of this writing, our portfolio companies have above-average prospects to enhance their competitive positions, generate growth internally and improve margins which may distinguish them in varied economic environments.  We intensively research company business models and competitive dynamics and invest in companies trading near the low end of their historical valuation relative to the market, which should continue to serve us well.

The views in this Report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter.  These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An investor cannot invest directly in an index.

The Small Cap Value Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. The Fund invests in ETFs (Exchange-Traded Funds) and is therefore subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly.

Current and future portfolio holdings are subject to change and risk.

Mutual fund investing involves risk, including the potential loss of principal.

1235 Westlakes Drive, Suite 400  • Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

Small Cap stocks are more susceptible to market volatility because the companies may be lacking in product diversification, competitive strength, financial resources or management experience and tend to trade less frequently and in smaller quantities relative to larger companies.  Foreign securities involve greater currency valuation, economic, political and regulatory environment risk relative to U.S. securities.

Small- and mid-cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Funds before investing. The Funds' prospectus contains this and other information about the Funds, and should be read carefully before investing. You may obtain a current copy of the Funds' prospectus by calling 888-995-5505.

1235 Westlakes Drive, Suite 400  • Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Small Cap Value Fund
FUND PERFORMANCE at October 31, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the Russell 2000 Value Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe.  It includes those Russell 2000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2014	1 Year	2 Years	Since Inception*
Before deducting maximum sales charge
Class A¹	9.58%	22.39%	18.58%
Class I²	10.06%	22.83%	18.94%
After deducting maximum sales charge
Class A¹	3.31%	18.81%	16.25%
Russell 2000 Value Index	7.89%	19.72%	19.30%

*
Class A commenced operations on November 09, 2011 and Class I commenced operations on March 16, 2012.  The performance figures for Class I include the performance of the Class A for the periods prior to inception date of Class I.  Class A imposes higher expenses than that of Class I.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for Class A shares were 3.53% and 1.42%, respectively.  Gross and net expense ratios for Class I were 3.18% and 1.07%, respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until February 28, 2015.

¹
Maximum sales charge for Class A shares is 5.75%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

²	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

Chartwell Small Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS – 97.9%
	BASIC MATERIALS – 5.5%
97,802	Calgon Carbon Corp.*	$2,056,776
35,355	Innophos Holdings, Inc.	2,015,235
45,750	Koppers Holdings, Inc.	1,806,210
20,972	Minerals Technologies, Inc.	1,608,762
		7,486,983
	COMMUNICATIONS – 1.8%
12,906	Anixter International, Inc.	1,099,204
39,680	FTD Cos., Inc.*	1,395,943
		2,495,147
	CONSUMER, CYCLICAL – 12.3%
40,645	Casey's General Stores, Inc.	3,327,606
31,276	G&K Services, Inc. - Class A	1,972,577
17,414	G-III Apparel Group Ltd.*	1,381,801
27,225	Jack in the Box, Inc.	1,934,064
75,810	Knoll, Inc.	1,507,861
53,505	Rush Enterprises, Inc. - Class A*	2,038,541
94,245	Stage Stores, Inc.	1,589,913
28,255	United Stationers, Inc.	1,180,211
66,315	Wolverine World Wide, Inc.	1,799,789
		16,732,363
	CONSUMER, NON-CYCLICAL – 13.9%
24,210	Analogic Corp.	1,765,877
60,140	Cardtronics, Inc.*	2,308,775
38,411	Greatbatch, Inc.*	1,927,848
54,307	Haemonetics Corp.*	2,048,460
29,150	Helen of Troy Ltd.* 1	1,802,927
29,845	Matthews International Corp. - Class A	1,375,258
106,440	Snyder's-Lance, Inc.	3,170,847
29,451	TreeHouse Foods, Inc.*	2,508,342
40,575	West Pharmaceutical Services, Inc.	2,079,469
		18,987,803
	ENERGY – 4.4%
43,666	Bristow Group, Inc.	3,226,918
67,775	Gulfmark Offshore, Inc. - Class A	2,044,094
220,680	Key Energy Services, Inc.*	670,867
		5,941,879
	FINANCIAL – 29.2%
82,243	American Equity Investment Life Holding Co.	2,122,692
48,065	Argo Group International Holdings Ltd.1	2,682,027
128,765	BBCN Bancorp, Inc.	1,820,737
52,150	Chesapeake Lodging Trust - REIT	1,723,036

Chartwell Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
43,212	DuPont Fabros Technology, Inc.	$1,338,276
162,740	Education Realty Trust, Inc. - REIT	1,832,452
74,785	First Industrial Realty Trust, Inc. - REIT	1,460,551
98,350	First Midwest Bancorp, Inc.	1,651,296
120,297	FNB Corp.	1,538,599
87,451	Healthcare Realty Trust, Inc. - REIT	2,314,828
69,962	Kite Realty Group Trust - REIT	1,811,316
20,569	Mid-America Apartment Communities, Inc. - REIT	1,453,406
45,600	PacWest Bancorp	1,945,296
48,575	Pinnacle Financial Partners, Inc.	1,904,140
22,892	PS Business Parks, Inc. - REIT	1,927,964
85,802	Selective Insurance Group, Inc.	2,215,408
27,625	South State Corp.	1,666,064
30,455	UMB Financial Corp.	1,814,509
105,998	Umpqua Holdings Corp.	1,865,565
45,865	United Bankshares, Inc.	1,572,252
73,800	United Community Banks, Inc.	1,330,614
64,750	ViewPoint Financial Group, Inc.	1,765,732
		39,756,760
	INDUSTRIAL – 19.1%
50,265	Altra Industrial Motion Corp.	1,584,353
55,925	Barnes Group, Inc.	2,044,618
119,535	Blount International, Inc.*	1,830,081
29,032	CLARCOR, Inc.	1,943,983
32,143	EnPro Industries, Inc.*	2,074,188
60,215	ESCO Technologies, Inc.	2,289,374
109,270	Fabrinet* 1	1,989,807
37,066	GATX Corp.	2,349,984
94,475	Harsco Corp.	2,048,218
104,180	Knight Transportation, Inc.	3,048,307
59,690	Plexus Corp.*	2,468,181
32,207	Zebra Technologies Corp. - Class A*	2,375,266
		26,046,360
	TECHNOLOGY – 4.4%
56,524	Diodes, Inc.*	1,460,015
59,162	Progress Software Corp.*	1,532,296
148,605	Silicon Graphics International Corp.*	1,289,891
79,507	SYKES Enterprises, Inc.*	1,712,581
		5,994,783
	UTILITIES – 7.3%
39,789	Avista Corp.	1,410,520
28,812	Black Hills Corp.	1,576,881

Chartwell Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	UTILITIES (Continued)
48,082	Cleco Corp.	$2,584,888
45,470	El Paso Electric Co.	1,720,585
51,688	NorthWestern Corp.	2,731,194
		10,024,068
	TOTAL COMMON STOCKS (Cost $127,936,787)	133,466,146

	SHORT-TERM INVESTMENTS – 1.7%
2,373,971	Fidelity Institutional Government Portfolio, 0.01%2	2,373,971

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,373,971)	2,373,971

	TOTAL INVESTMENTS – 99.6% (Cost $130,310,758)	135,840,117
	Other Assets in Excess of liabilities – 0.4%	544,830

	TOTAL NET ASSETS – 100.0%	$136,384,947

REIT – Real Estate Investment Trust

*	Non-income producing security.
1	Foreign security denominated in U.S. Dollars.
2	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2014

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financial	29.2%
Industrial	19.1%
Consumer, Non-cyclical	13.9%
Consumer, Cyclical	12.3%
Utilities	7.3%
Basic Materials	5.5%
Technology	4.4%
Energy	4.4%
Communications	1.8%
Total Common Stocks	97.9%
Short-Term Investments	1.7%
Total Investments	99.6%
Other Assets in Excess of liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2014

Assets:
Investments, at value (cost $130,310,758)	$135,840,117
Receivables:
Investment securities sold	496,522
Fund shares sold	128,295
Dividends and interest	76,099
Prepaid expenses	63,330
Total assets	136,604,363

Liabilities:
Payables:
Distribution fees (Note 7)	245
Shareholder servicing fees (Note 8)	1,134
Fund shares redeemed	82,942
Advisory fees	40,535
Transfer agent fees and expenses	40,289
Auditing fees	16,899
Administration fees	13,984
Fund accounting fees	9,552
Accrued other expenses	6,891
Custody fees	3,806
Chief Compliance Officer fees	2,273
Trustees' fees and expenses	866
Total liabilities	219,416

Net Assets	$136,384,947

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$127,620,151
Accumulated net investment income	176,910
Accumulated net realized gain on investments	3,058,527
Net unrealized appreciation on investments	5,529,359
Net Assets	$136,384,947

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$304,115
Shares of beneficial interest issued and outstanding	18,815
Redemption price*	16.16
Maximum sales charge (5.75% of offering price)**	0.99
Maximum offering price to public	$17.15

Class I Shares:
Net assets applicable to shares outstanding	$136,080,832
Shares of beneficial interest issued and outstanding	8,349,360
Redemption price	$16.30

*
No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

**	On sales of $25,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2014

Investment Income:
Dividends	$1,330,535
Interest	373
Total investment income	1,330,908

Expenses:
Advisory fees	826,594
Transfer agent fees and expenses	209,278
Distribution fees (Note 7)	99,382
Administration fees	95,017
Fund accounting fees	53,900
Custody fees	34,746
Registration fees	33,881
Shareholder servicing fees (Note 8)	33,204
Legal fees	24,831
Auditing fees	17,002
Shareholder reporting fees	13,800
Chief Compliance Officer fees	10,001
Miscellaneous	7,607
Trustees' fees and expenses	5,200
Insurance fees	1,402

Total expenses	1,465,845
Advisory fees waived	(465,758)
Net expenses	1,000,087
Net investment Income	330,821

Realized and Unrealized Gain on Investments:
Net realized gain on investments	2,918,374
Net change in unrealized appreciation/depreciation on investments	2,746,679
Net realized and unrealized gain on investments	5,665,053

Net Increase in Net Assets from Operations	$5,995,874

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2014	October 31, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$330,821	$27,274
Net realized gain on investments	2,918,374	494,888
Net change in unrealized appreciation/depreciation on investments	2,746,679	2,834,630
Net increase in net assets resulting from operations	5,995,874	3,356,792

Distributions to Shareholders:
From net investment income:
Class A	(28,920)	-
Class I	(11,202)	-
From net realized gain
Class A	(376,395)	-
Class I	(120,390)	-
Total distributions to shareholders	(536,907)	-

Capital Transactions:
Net proceeds from shares sold:
Class A	109,226,549	6,656,894
Class I	133,719,381	4,174,185
Reinvestment of distributions:
Class A	404,556	-
Class I	8,741	-
Cost of shares redeemed:
Class A1	(125,386,446)	(1,169,366)	3
Class I2	(5,813,074)	(233,806)
Net increase in net assets from capital transactions	112,159,707	9,427,907

Total increase in net assets	117,618,674	12,784,699

Net Assets:
Beginning of period	18,766,273	5,981,574
End of period	$136,384,947	$18,766,273

Accumulated net investment income	$176,910	$16,704

Capital Share Transactions:
Shares sold:
Class A	6,984,100	491,591
Class I	8,415,084	312,033
Shares reinvested:
Class A	27,061	-
Class I	582	-
Shares redeemed:
Class A	(7,920,907)	(89,346)
Class I	(374,019)	(17,373)
Net increase in capital share transactions	7,131,901	696,905

1	Net of redemption fee proceeds of $14,604 and $2,181, respectively.
2	Net of redemption fee proceeds of $18,155 and $0, respectively.
3	Amount shown for the year ended October 31, 2013 includes the reversal of redemption fees in the amount of $4,049 from the period ended October 31, 2012 and the year ended October 31, 2013.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

				For the Period
	For the	For the		November 9,
	Year Ended	Year Ended		2011* through
	October 31, 2014	October 31, 2013		October 31, 2012
Net asset value, beginning of period	$15.16	$11.09		$10.00
Income from Investment Operations:
Net investment income 1	0.04	0.02		-	2
Net realized and unrealized gain on investments	1.37	4.05		1.05
Total from investment operations	1.41	4.07		1.05

Less Distributions:
From net investment income	(0.03)	-		-
From net realized gain	(0.39)	-		-
Total distributions	(0.42)	-		-

Redemption fee proceeds	0.01	-	2	0.04

Net asset value, end of period	$16.16	$15.16		$11.09

Total return3	9.58%	36.70%		10.90%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$304	$14,081		$5,837

Ratio of expenses to average net assets:
Before fees waived and other expenses absorbed	1.95%	3.52%	6	24.11%	5
After fees waived and other expenses absorbed	1.39%	1.41%	6	1.40%	5,7
Ratio of net investment income (loss) to average net assets:
Before fees waived and other expenses absorbed	(0.33)%	(1.92)%		(22.69)%	5
After fees waived and other expenses absorbed	0.23%	0.19%		0.02%	5
Portfolio turnover rate	157%	25%		25%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of $1 million or more that are made within 12 months of the date or purchase. If the sales load and CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.
6
Includes excise tax expense.  If this expense was excluded, the ratio of expenses to average net assets before fees waived would have been 3.51%; the ratio of expenses to average net assets after fees waived would have been 1.40%.

7
Effective March 16, 2012, the Small Cap Value Fund's Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.40% of average daily net assets of the Fund.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

				For the Period
	For the	For the		March 16,
	Year Ended	Year Ended		2012* through
	October 31, 2014	October 31, 2013		October 31, 2012
Net asset value, beginning of period	$15.23	$11.11		$11.28
Income from Investment Operations:
Net investment income1	0.09	0.07		0.02
Net realized and unrealized gain (loss) on investments	1.40	4.05		(0.19)
Total from investment operations	1.49	4.12		(0.17)

Less Distributions:
From net investment income	(0.04)	-		-
From net realized gain	(0.39)	-		-
Total distributions	(0.43)	-		-

Redemption fee proceeds	0.01	-		-

Net asset value, end of period	$16.30	$15.23		$11.11

Total return	10.06%	37.08%		(1.51)%	2

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$136,081	$4,685		$145

Ratio of expenses to average net assets:
Before fees waived and other expenses absorbed	1.61%	3.17%	4	17.01%	3
After fees waived and other expenses absorbed	1.05%	1.06%	4	1.05%	3
Ratio of net investment income (loss) to average net assets:
Before fees waived and other expenses absorbed	(0.01)%	(1.58)%	5	(15.62)%	3
After fees waived and other expenses absorbed	0.55%	0.53%	5	0.34%	3
Portfolio turnover rate	157%	25%		25%	2

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Not annualized.
3	Annualized.
4
Includes excise tax expense.  If this expense was excluded, the ratio of expenses to average net assets before fees waived would have been 3.16%; the ratio of expenses to average net assets after fees waived would have been 1.05%.

5
Includes excise tax expense.  If this expense was excluded, the ratio of net investment income (loss) to average net assets before fees waived would have been (1.57%); the ratio of net investment income (loss) to average net assets after fees waived would have been 0.54%.

See accompanying Notes to Financial Statements.

Chartwell Investment Partners
Institutional and Private Asset Management

Short Duration High Yield Fund
Fiscal Year End Review

Dear Fellow Shareholder:

The Chartwell Short Duration High Yield Fund launched on July 15, 2014 amidst volatility in the equity and credit markets.  The timing gave us the opportunity to buy some individual securities at attractive levels, but also meant we were too early on other positions.  Absolute returns were meager from inception through fiscal year end, and relative returns lagged the benchmark.

Performance

	Calendar
	Quarter Ended	Fiscal Year Ended
	9/30/2014	10/31/2014
CWFAX with maximum sales load	-6.71%	-5.73%
CWFAX at NAV	-1.02%	0.02%
BofAML 1-3 Yr BB US Cash Pay HY Index	-0.67%	0.20%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling (888) 995-5505 or by visiting www.cipfunds.com.

Maximum sales charge for Class A shares is 5.75%. Shares redeemed within 30 days of purchase will be charged a 2.00% redemption fee.

Market Environment

With investors eyeing the end of the Federal Reserve’s bond buying program in October, volatility picked up in the high yield bond market during the late July to October timeframe.  Not surprisingly, high yield mutual funds and exchange-traded funds (“ETFs”) experienced outflows.  Risk premiums, or the incremental yield on a corporate bond compared to a Treasury bond (often referred to as ‘spread’), increased across all high yield maturities and ratings.  In general, lower quality bond spreads increased more than higher quality bond spreads.  It is not unusual for lower quality bonds to underperform during periods of higher volatility and spread widening.

Economic news was decidedly mixed during this time.  News in the U.S. appears quite good, with the Institute for Supply Management surveys for both the manufacturing and service sectors of the economy signaling expansion.  While new home sale levels are below what would be required under normal household formation trends, non-residential construction and new vehicle sales continued in a nice uptrend.  Outside the U.S. however, the economic landscape is not as positive.  Major European economies contracted.  China’s economy expanded, but the rate of growth has slowed.  Furthermore, the geopolitical situations in the Middle East and Russia/Ukraine, along with the various related economic sanctions, are generally not helpful for consumer confidence around the world.

1235 Westlakes Drive, Suite 400  • Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

Portfolio Discussion

Our investment approach focuses primarily on higher quality, short maturity issues within the high yield market.  Historically, this part of the market has produced relatively consistent, positive absolute returns.  At the end of October, 92% of the portfolio was invested in positions that had a BB1 rating.  We also have the latitude to invest opportunistically in other fixed income securities, and have done so with about 8% of the portfolio.  In pursuing the Fund’s objective, our aim is to deliver a consistent level of attractive income in any market environment.

Our largest sector exposures are in financial services, media and telecommunications.  In financial services, our exposure is primarily to specialty finance companies that we believe have strong franchises in niche markets.  The Fund’s best performing position since inception is in the financial services sector.  We do not have any direct exposure to banks.  In media, we own a diverse group of issuers including a cable television operator, a television broadcaster, and a printer.  Our telecommunications exposure includes several companies that we believe exhibit strong cash flows and manageable balance sheets and trade at attractive yields.  The Fund’s worst performing position since inception fell in the basic industry sector.  Retail, consumer products, real estate and technology are sectors where the Fund currently has little or no exposure.  These are small sectors in the overall short maturity high yield market, and we currently see more compelling investment ideas elsewhere.

Outlook

We remain committed to our investment strategy of owning primarily short maturity, BB-rated corporate bonds. Our focus remains on issuers with the liquidity, balance sheet strength and competitive position to service their debt in good, bad and uncertain economies.  We pay close attention to relative value and actively look to use pricing dislocations in individual securities to capture incremental gains. The Fund carries the potential for an income advantage versus the benchmark, as we expect income to be the primary contributor to high yield total returns for the balance of 2014 and 2015.  The Fund’s income advantage may help it to keep pace with the benchmark in a stable credit market, while a quality focus should help protect the downside if credit volatility intensifies.

The views in this Report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter.  These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Current and future portfolio holdings are subject to change and risk.

Mutual fund investing involves risk, including the potential loss of principal.

Fixed income investment includes the following risks: credit, prepayment, call and interest rate risk. Credit risk refers to the loss in the value of a security based on a default in the payment of principle and/or interest of the security, or the perception of the market of such default. As interest rates rise the value of bond prices will decline. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high -yield bonds. The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. The Fund invests in ETFs (Exchange-Traded Funds) and is therefore subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly.

1235 Westlakes Drive, Suite 400  • Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Investment Partners
Institutional and Private Asset Management

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Funds before investing. The Funds' prospectus contains this and other information about the Funds, and should be read carefully before investing. You may obtain a current copy of the Funds' prospectus by calling 888-995-5505.

1
A BB rating as measured by Standard & Poors refers to the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. A BB rating may mean ongoing uncertainties to adverse business, financial or economic conditions.

1235 Westlakes Drive, Suite 400  • Berwyn, Pennsylvania 19312-2416  •  Tel: 610-296-1400  •  Fax: 610-296-1430

Chartwell Short Duration High Yield Fund
FUND PERFORMANCE at October 31, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the Bank Of America Merrill Lynch 1-3 Year BB Cash Pay High Yield Index (BofA Merrill Lynch 1-3 Year BB Cash Pay High Yield Index).  Results include the reinvestment of all dividends and capital gains.

The BofA Merrill Lynch 1-3 Year BB Cash Pay High Yield Index is a subset of the BofA Merrill Lynch U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

			Since Inception*
Total Returns as of October 31, 2014	1 Month	3 Months	(Cumulative)
Before deducting maximum sales charge
Class A¹	1.05%	0.72%	0.02%
Class I²	1.05%	0.62%	0.02%
After deducting maximum sales charge
Class A¹	-4.76%	-5.11%	-5.73%
BofA Merrill Lynch 1-3 Year BB Cash Pay High Yield Index	0.88%	0.77%	0.20%

*	Class A and Class I commenced operations on July 15, 2014. Class A imposes higher expenses than that of Class I.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for Class A shares were 1.76% and 1.00%, respectively.  Gross and net expense ratios for Class I were 1.41% and 0.65%, respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until February 28, 2016.

The Advisor has voluntarily agreed to waive its investment advisory fees and pay all of the Fund’s operating expenses until January 15, 2015.  The Advisor has also voluntarily agreed to waive its investment advisory fees and pay for the Fund’s operating expenses thereafter to the extent necessary to limit the net total annual fund operating expenses (with the same exclusions) for each class as follows (each an “Initial Expense Limitation”): the Initial Expense Limitation will increase to 0.02% of a Class’ average daily net assets on January 16, 2015 and will increase by a further 0.02% each day thereafter until a) the Initial Expense Limitation for Class I reaches the full contractual expense limitation of 0.65% on February 17, 2015, and b) the Initial Expense Limitation for Class A reaches full contractual expense limitation of 1.00% on March 6, 2015.  These voluntarily expense limitations may be terminated at any time by the Advisor.  The Advisor will not seek recoupment of any advisory fees waived or expenses absorbed during such period.

¹
Maximum sales charge for Class A shares is 5.75%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

²	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

Chartwell Short Duration High Yield Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2014

Principal Amount		Value

	CORPORATE BONDS – 96.0%
	BASIC MATERIALS – 3.1%
$350,000	Commercial Metals Co. 6.500%, 7/15/2017	$376,250

	COMMUNICATIONS – 18.2%
350,000	CenturyLink, Inc. 6.000%, 4/1/2017	374,500
350,000	CSC Holdings LLC 7.625%, 7/15/2018	396,375
350,000	DISH DBS Corp. 7.125%, 2/1/2016	372,313
325,000	Frontier Communications Corp. 8.250%, 4/15/2017	364,406
300,000	Gannett Co., Inc. 7.125%, 9/1/20181	311,625
300,000	Sprint Communications, Inc. 9.000%, 11/15/20182	352,875
		2,172,094
	CONSUMER, CYCLICAL – 2.7%
290,000	L Brands, Inc. 6.900%, 7/15/2017	323,350

	CONSUMER, NON-CYCLICAL – 12.5%
350,000	ADT Corp. 4.125%, 4/15/2019	346,938
350,000	RR Donnelley & Sons Co. 8.600%, 8/15/2016	385,000
350,000	Service Corp. International 7.000%, 6/15/2017	382,375
350,000	Tenet Healthcare Corp. 6.250%, 11/1/2018	380,187
		1,494,500
	DIVERSIFIED – 2.7%
300,000	Leucadia National Corp. 8.125%, 9/15/2015	317,625

	ENERGY – 12.4%
325,000	Chesapeake Energy Corp. 7.250%, 12/15/2018	372,531
350,000	Kinder Morgan, Inc. 7.000%, 6/15/2017	389,375
350,000	Peabody Energy Corp. 6.000%, 11/15/2018	338,625

Chartwell Short Duration High Yield Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$350,000	Sabine Pass LNG LP 7.500%, 11/30/2016	$375,375
		1,475,906

	FINANCIAL – 17.9%
350,000	Aircastle Ltd. 6.750%, 4/15/20173	374,500
350,000	CIT Group, Inc. 5.000%, 5/15/2017	366,625
350,000	General Motors Financial Co., Inc. 4.750%, 8/15/2017	373,625
300,000	GFI Group, Inc. 10.375%, 7/19/2018	355,875
325,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 3.500%, 3/15/20171	323,375
300,000	International Lease Finance Corp. 8.750%, 3/15/2017	337,500
		2,131,500
	INDUSTRIAL – 23.5%
325,000	CNH Industrial Capital LLC 6.250%, 11/1/2016	343,688
350,000	Greif, Inc. 6.750%, 2/1/2017	379,750
300,000	Harsco Corp. 5.750%, 5/15/2018	321,750
300,000	Marquette Transportation Co. LLC / Marquette Transportation Finance Corp. 10.875%, 1/15/20171	309,000
350,000	Masco Corp. 6.125%, 10/3/2016	374,500
350,000	Owens-Brockway Glass Container, Inc. 7.375%, 5/15/2016	374,063
350,000	SPX Corp. 6.875%, 9/1/2017	382,375
325,000	Teekay Offshore Partners LP/Teekay Offshore Finance Corp. 6.000%, 7/30/20193	314,031
		2,799,157
	UTILITIES – 3.0%
320,000	AES Corp. 8.000%, 10/15/2017	363,200

	TOTAL CORPORATE BONDS (Cost $11,533,720)	11,453,582

Chartwell Short Duration High Yield Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

Number of Shares		Value

	SHORT-TERM INVESTMENTS – 2.7%
326,176	Fidelity Institutional Government Portfolio, 0.01%4	$326,176

	TOTAL SHORT-TERM INVESTMENTS (Cost $326,176)	326,176

	TOTAL INVESTMENTS – 98.7% (Cost $11,859,896)	11,779,758
	Other Assets in Excess of liabilities – 1.3%	150,766

	TOTAL NET ASSETS – 100.0%	$11,930,524

LP – Limited Partnership
REIT – Real Estate Investment Trust

1	Callable.
2
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.

3	Foreign security denominated in U.S. Dollars.
4	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
SUMMARY OF INVESTMENTS
As of October 31, 2014

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Industrial	23.5%
Communications	18.2%
Financial	17.9%
Consumer, Non-cyclical	12.5%
Energy	12.4%
Basic Materials	3.1%
Utilities	3.0%
Consumer, Cyclical	2.7%
Diversified	2.7%
Total Corporate Bonds	96.0%
Short-Term Investments	2.7%
Total Investments	98.7%
Other Assets in Excess of liabilities	1.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2014

Assets:
Investments, at value (cost $11,859,896)	$11,779,758
Receivables:
Dividends and interest	187,939
Prepaid expenses	25,014
Prepaid offering costs	17,348
Total assets	12,010,059

Liabilities:
Payables:
Investment securities purchased	24,240
Shareholder servicing fees (Note 8)	312
Distribution fees (Note 7)	255
Offering costs - Advisor	25,281
Transfer agent fees and expenses	7,225
Fund accounting fees	6,503
Auditing fees	4,735
Administration fees	4,667
Trustees' fees and expenses	1,341
Chief Compliance Officer fees	1,068
Custody fees	467
Accrued other expenses	3,441
Total liabilities	79,535

Net Assets	$11,930,524

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$12,007,513
Accumulated net investment income	181
Accumulated net realized gain on investments	2,968
Net unrealized depreciation on investments	(80,138)
Net Assets	$11,930,524

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$1,350,733
Number of shares issued and outstanding	136,207
Redemption price*	9.92
Maximum sales charge (5.75% of offering price)**	0.61
Maximum offering price to public	$10.53

Class I Shares:
Net assets applicable to shares outstanding	$10,579,791
Shares of beneficial interest issued and outstanding	1,066,871
Redemption price	$9.92

*
No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

**	On sales of $25,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
STATEMENT OF OPERATIONS
For the Period July 15, 2014* through October 31, 2014

Investment Income:
Interest	$89,609
Total investment income	89,609

Expenses:
Advisory fees	15,515
Transfer agent fees and expenses	11,927
Fund accounting fees	11,895
Administration fees	11,836
Registration fees	10,398
Offering costs	7,248
Auditing fees	4,735
Legal fees	2,959
Trustees' fees and expenses	2,733
Miscellaneous	2,164
Custody fees	1,692
Chief Compliance Officer fees	1,628
Shareholder reporting fees	1,402
Distribution fees (Note 7)	692
Shareholder servicing fees (Note 8)	312
Insurance fees	30

Total expenses	87,166
Advisory fees waived	(15,515)
Other expenses absorbed	(71,651)
Net expenses	-
Net investment income	89,609

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	2,968
Net change in unrealized appreciation/depreciation on investments	(80,138)
Net realized and unrealized loss on investments	(77,170)

Net Increase in Net Assets from Operations	$12,439

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
July 15, 2014*
through
October 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$89,609
Net realized gain on investments	2,968
Net change in unrealized appreciation/depreciation on investments	(80,138)
Net increase in net assets resulting from operations	12,439

Distributions to Shareholders:
From net investment income:
Class A	(8,995)
Class I	(80,433)
Total distributions to shareholders	(89,428)

Capital Transactions:
Net proceeds from shares sold:
Class A	1,350,000
Class I	10,568,320
Reinvestment of distributions:
Class A	8,995
Class I	80,433
Cost of shares redeemed
Class A1	(235)
Class I2	-
Net increase in net assets from capital transactions	12,007,513

Total increase in net assets	11,930,524

Net Assets:
Beginning of period	-
End of period	$11,930,524

Accumulated net investment income	$181

Capital Share Transactions:
Shares sold:
Class A	135,323
Class I	1,058,755
Shares reinvested:
Class A	908
Class I	8,116
Shares redeemed
Class A	(24)
Class I	-
Net increase in capital share transactions	1,203,078

*	Commencement of operations.
1	Net of redemption fee proceeds of $0
2	Net of redemption fee proceeds of $0

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	July 15, 2014*
	through
	October 31, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income1	0.09
Net realized and unrealized loss on investments	(0.09)
Total from investment operations	0.00

Less Distributions:
From net investment income	(0.08)

Remption fee proceeds	-

Net asset value, end of period	$9.92

Total return2	0.02%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,351

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.08%	4
After fees waived and expenses absorbed	0.00%	4,5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.20)%	4
After fees waived and expenses absorbed	2.88%	4
Portfolio turnover rate	5%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of $1 million or more that are made within 12 months of the date or purchase. If the sales load and CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.
5
The Advisor has voluntarily agreed to waive its investment advisory fees and pay all of the Short Duration High Yield Fund’s operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) until January 15, 2015. Please see Note 3 for more information.

See accompanying Notes to Financial Statements.

Chartwell Short Duration High Yield Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	July 15, 2014*
	through
	October 31, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income1	0.09
Net realized and unrealized loss on investments	(0.09)
Total from investment operations	0.00

Less Distributions:
From net investment income	(0.08)

Remption fee proceeds	-

Net asset value, end of period	$9.92

Total return2	0.02%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,580

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.78%	4
After fees waived and expenses absorbed	0.00%	4,5
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.10%	4
After fees waived and expenses absorbed	2.88%	4
Portfolio turnover rate	5%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the  redemption of Fund shares.

3	Not annualized.
4	Annualized.
5
The Advisor has voluntarily agreed to waive its investment advisory fees and pay all of the Short Duration High Yield Fund’s operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) until January 15, 2015. Please see Note 3 for more information.

See accompanying Notes to Financial Statements.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2014

Note 1 – Organization
Chartwell Small Cap Value Fund (the ‘‘Small Cap Value Fund’’) and Chartwell Short Duration High Yield Fund (the ‘‘Short Duration High Yield Fund’’) (each a “Fund” and collectively the “Funds”) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Small Cap Value Fund is a diversified fund. The Short Duration High Yield Fund is a non-diversified fund.

The Small Cap Value Fund’s primary investment objective is to seek to achieve long-term capital appreciation.  The Fund currently offers two classes of shares: Class A and Class I. The Fund’s Class A shares commenced investment operations on November 9, 2011. The Fund’s Class I shares commenced investment operations on March 16, 2012.

The Short Duration High Yield Fund’s primary investment objective is to seek income and long-term capital appreciation. The Fund commenced investment operations on July 15, 2014, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Short Duration High Yield Fund incurred offering costs of approximately $24,596, which are being amortized over a one-year period from July 15, 2014 (commencement of operations).

(c) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the periods ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Small Cap Value Fund will make distributions of net investment income and capital gains, if any, at least annually. The Short Duration High Yield Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Chartwell Investment Partners, Inc. (the “Advisor”).  Under the terms of the Agreement, the Small Cap Value and Short Duration High Yield Funds pay a monthly investment advisory fee to the Advisor at the annual rate of 1.00% and 0.50%, respectively, of each Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.05% of the average daily net assets of the Small Cap Value Fund’s Class A shares and Class I shares, respectively until February 28, 2016. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.00% and 0.65% of the average daily net assets of the Short Duration High Yield Fund’s Class A shares and Class I shares, respectively until February 28, 2016.

In addition, the Advisor has voluntarily agreed to waive its investment advisory fees and pay all of the Short Duration High Yield Fund’s operating expenses (with the same exclusions) until January 15, 2015. The Advisor has also voluntarily agreed to waive its investment advisory fees and pay the Short Duration High Yield Fund’s operating expenses thereafter to the extent necessary to limit the net total annual fund operating expenses (with the same exclusions) for each Class as follows (each an “Initial Expense Limitation”): the Initial Expense Limitation will increase to 0.02% of a Class’ average daily net assets on January 16, 2015 and will increase by a further 0.02% each day thereafter until a) the Initial Expense Limitation for Class I reaches the full contractual expense limitation of 0.65% on February 17, 2015 and b) the Initial Expense Limitation for Class A reaches the full contractual expense limitation of 1.00% on March 6, 2015. These voluntary expense limitations (the "Voluntary Limitations”) may be terminated at any time by the Advisor. The Advisor will not seek recoupment of any advisory fees waived or expenses absorbed during such period.

For the year ended October 31, 2014, the Advisor waived advisory fees totaling $465,758 for the Small Cap Value Fund. For the period July 15, 2014 (commencement of operations) through October 31, 2014, the Advisor also waived advisory fees and absorbed other expenses totaling $87,166 for the Short Duration High Yield Fund.  Other than the Voluntary Limitations, the Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Funds for a period of three fiscal years following the year in which such reimbursements occurred. The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below:

	Small Cap Value Fund	Short Duration High Yield Fund
2015	$239,824	$-
2016	229,602	-
2017	465,758	-
Total	$935,184	$-

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the year ended October 31, 2014, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  Prior to October 2014, Cipperman & Co. provided Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2014, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes
At October 31, 2014, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

	Small Cap Value Fund	Short Duration High Yield Fund
Cost of investments	$130,429,835	$11,859,896

Gross unrealized appreciation	$10,892,284	$44,031
Gross unrealized depreciation	(5,482,002)	(124,169)
Net unrealized appreciation (depreciation) on investments	$5,410,282	$(80,138)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Small Cap Value Fund	$(6)	$(130,493)	$130,499
Short Duration High Yield Fund	$-	$-	$-

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Small Cap Value Fund	Short Duration High Yield Fund
Undistributed ordinary income	$577,144	$3,149
Undistributed long-term capital gains	2,777,370	-
Accumulated earnings	3,354,514	3,149

Accumulated capital and other losses	-	-
Unrealized appreciation (depreciation) on investments	5,410,282	(80,138)
Total accumulated earnings (deficit)	$8,764,796	$(76,989)

The tax character of distributions paid during the fiscal years ended October 31, 2014, and October 31, 2013 were as follows:

	Small Cap Value Fund		Short Duration High Yield Fund
	2014	2013	2014
Distributions paid from:
Ordinary Income	$303,301	$-	$89,428
Net long-term capital gains	233,606	-	-
Total distributions paid	$536,907	$-	$89,428

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended October 31, 2014, the Small Cap Value Fund received $32,759 in redemption fees.  For the period July 15, 2014 (commencement of operations) through October 31, 2014, the Short Duration High Yield Fund received $0 in redemption fees.

Note 6 – Investment Transactions
For the year ended October 31, 2014, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Small Cap Value Fund	$233,273,200	$123,579,865
Short Duration High Yield Fund (July 15, 2014 - October 31, 2014)	12,046,466	420,967

Note 7 – Distribution Plan
The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its shares.  With respect to Class A, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares. Class I does not pay any distribution fees.

For the year ended October 31, 2014, distribution fees incurred are disclosed on the Statement of Operations.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets of each Fund’s Class A shares serviced by shareholder servicing agents who provide administrative and support services to their customers. Class I does not pay any shareholder servicing fees.

For the year ended October 31, 2014, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of October 31, 2014, in valuing the Funds’ assets carried at fair value:

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Small Cap Value Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks1	$133,466,146	$-	$-	$133,466,146
Short-Term Investments	2,373,971	-	-	2,373,971
Total Investments	$135,840,117	$-	$-	$135,840,117

Short Duration High Yield Fund	Level 1	Level 2	Level 3*	Total
Investments
Corporate Bonds2	$-	$11,453,582	$-	$11,453,582
Short-Term Investments	326,176	-	-	326,176
Total Investments	$326,176	$11,453,582	$-	$11,779,758

1	All common stocks held in the Small Cap Value Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
2
All corporate bonds held in the Short Duration High Yield Fund are Level 2 securities. For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.

*	The Funds did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Chartwell Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Note 14 – Results of Shareholder Meeting (Unaudited)
On July 15, 2014, shareholders of the Small Cap Value Fund approved the reappointment of Chartwell Investment Partners, Inc. as investment advisor to the Fund.  The percentage of shares outstanding and entitled to vote that were present by proxy were 92.94%.  The numbers of shares voted were as follows:

For	Against	Abstain	Total
7,884,437	-	-	7,884,437

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the Chartwell Small Cap Value Fund and the Chartwell Short Duration High Yield Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of October 31, 2014, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated within the financial statements and financial highlights.  These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and broker, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chartwell Small Cap Value Fund and Chartwell Short Duration High Yield Fund as of October 31, 2014, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated within the financial statements and financial highlights, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2014

Chartwell Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended October 31, 2014, 100.00% of the dividends paid from net investment income, including short-term capital gains, if any, for the Small Cap Value Fund, is designated as qualified dividend income.

For the year ended October 31, 2014, 100.00% of the dividends paid from net investment income, including short-term capital gains, if any, for the Small Cap Value Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 995-5505.  The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	76	None.
Ashley Toomey Rabuna (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	76	None.
William H. Young a (born 1950) Trustee	Since November 2007	Retired (2014-present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 – present).	76	None.
Interested Trustees:
John P. Zader a‡ (born 1961) Trustee	Since November 2007	Retired (June 2014-present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant and co-administrator for the Funds, (2006-June 2014). President, Investment Managers Series Trust (December 2007-June 2014).	76	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-Administrator for the Funds (2006 – present).	76	Investment Managers Series Trust II, a registered investment company.

Chartwell Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Officers of the Trust
Maureen Quill a (born 1963) President	Since June 2014	Chief Operating Officer (June 2014-present); Executive Vice-President, UMB Fund Services, Inc. (January 2007-June 2014). Vice-President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Martin Dziura b (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Chartwell Short Duration High Yield Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At an in-person meeting held on June 18-19, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Chartwell Investment Partners, Inc.  (the “Investment Advisor”) with respect to the Chartwell Short Duration High Yield Fund series of the Trust (the “Fund”) for an initial two-year term. In approving the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel who would be providing services to the Fund and their compensation structure; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information included in the Fund’s initial registration statement filing regarding the performance of Chartwell’s short BB high yield strategy composite (the “Composite”), which commenced in January 2006; and reports comparing the proposed advisory fee and the estimated total expenses of the Fund to those of a group of comparable funds (the “Peer Group”) selected by Morningstar, Inc. from its High Yield Bond fund universe (the “Expense Universe”).  In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed Advisory Agreement.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
In reviewing the proposed investment advisory agreement for the Fund, the Board discussed, among other things, the nature, extent and quality of the services to be provided by the Investment Advisor with respect to the Fund.  The Board noted its familiarity with the Investment Advisor as the investment advisor of one other series of the Trust. The Board considered the performance of the Composite, and observed that the Composite had underperformed the Bank of America Merrill Lynch 1-3 Year BB Cash Pay High Yield Index for the one-year period (by 41 basis points), five-year period (by 376 basis points) and since inception period (by 78 basis points) ended December 31, 2013.  The Board noted the Investment Advisor’s discussion of differences between the Index and the Chartwell strategy, including that the Index is unconstrained with respect to issuers and sectors, and includes a significant allocation to non-U.S. issuers, while the Chartwell strategy under normal circumstances limits positions to 5% and sector weights to 15% of assets, and invests primarily in U.S.-domiciled issuers.  The Board also considered the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Fund.  In addition the Board considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of the Investment Advisor.  Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor would have the capabilities, resources and personnel necessary to manage the Fund and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the proposed investment advisory fees and estimated total expenses of the Fund.  In reviewing the Fund’s proposed fees, the Board observed, among other things, that the advisory fee proposed to be paid by the Fund (gross of fee waivers) and the proposed total expenses of the Fund (net of fee waivers) were lower than the medians of the funds in its Peer Group and Expense Universe.  The Board also noted that the proposed advisory fee for the Fund is equal to the advisory fee charged by the Investment Advisor for its short BB high yield strategy up to the $20 million asset level, based on the Investment Advisor’s standard fee schedule.  The Board noted that although the fees charged by the Investment Advisor for assets over $20 million based on its standard fee schedule are lower than the Fund’s proposed fee, the Investment Advisor would oversee the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients; that the Investment Advisor had contractually agreed to limit the Fund’s expenses; and that in addition to the contractual expense limitation agreement, the Investment Advisor had voluntarily agreed to further waive advisory fees and pay certain Fund operating expenses.  The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the Advisory Agreement would be fair and reasonable in light of the services proposed to be provided by the Investment Advisor to the Fund.

Chartwell Short Duration High Yield Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Profitability and Economies of Scale
The Board also considered information relating to the estimated profitability to the Investment Advisor of its relationship with the Fund in its first year of operations taking into account estimated assets of $10 million, and observed that the Investment Advisor anticipated subsidizing a portion of the Fund’s operating expenses in addition to waiving its entire advisory fee and therefore did not anticipate earning any profits with respect to the Fund during that year. The Board noted that the potential benefits received by the Investment Advisor as a result of its relationship with the Fund would include any research provided by broker-dealers executing transactions on behalf of the Fund and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Board noted that during the Fund’s startup period the Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Advisory Agreement is in the best interests of the Fund and its shareholders and accordingly, approved the Advisory Agreement.

Chartwell Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2014 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes (Class A only); and redemption fees, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance example for the Small Cap Value Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

The Actual Performance example for the Short Duration High Yield Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire since inception period from July 15, 2014 (commencement of operations) to October 31, 2014.

The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from May 1, 2014 to October 31, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or redemption fees.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Small Cap Value Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/14	10/31/14	5/1/14 – 10/31/14
Class A	Actual Performance	$1,000.00	$1,044.60	$6.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.86
Class I	Actual Performance	1,000.00	1,047.60	5.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.94	5.32

Chartwell Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2014 (Unaudited)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.35% and 1.05% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Short Duration High Yield Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	7/15/14*	10/31/14	7/15/14* –10/31/14
Actual Performance**
Class A	$ 1,000.00	$ 1,000.20	$-
Class I	1,000.00	1,000.20	-
Hypothetical (5% annual return before expenses)***	5/1/14	10/31/14	5/1/14 – 10/31/14
Class A	$ 1,000.00	$ 1,025.21	$-
Class I	1,000.00	1,025.21	-

*	Commencement of operations.
**
Expenses are equal to the Fund’s annualized expense ratios of 0.00% and 0.00% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 109/365 (to reflect the since inception period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

***
Expenses are equal to the Fund’s annualized expense ratios of 0.00% and 0.00% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

This page is intentionally left blank

This page is intentionally left blank

Chartwell Small Cap Value Fund
Chartwell Short Duration High Yield Fund
Each a series of Investment Managers Series Trust

Investment Advisor
Chartwell Investment Partners, Inc.
1235 Westlakes Drive, Suite 400
Berwyn, Pennsylvania 19312

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Chartwell Small Cap Value Fund - Class A Shares	CWSVX	461418 378
Chartwell Small Cap Value Fund - Class I Shares	CWSIX	461418 261
Chartwell Short Duration High Yield Fund - Class A Shares	CWFAX	46141P 214
Chartwell Short Duration High Yield Fund - Class I Shares	CWFIX	46141P 198

Privacy Principles of the Chartwell Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Chartwell Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds (toll-free) at (888) 995-5505, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds (toll-free) at (888) 995-5505, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at (888) 995-5505.  The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Chartwell Funds
P.O. Box 2175
Milwaukee, WI 53201
(888) 995-5505

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-995-5505.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2014	FYE 10/31/2013
Audit Fees	$27,750	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2014	FYE 10/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2014	FYE 10/31/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	01/09/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	01/09/15

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	01/09/15